                                                                   EXHIBIT 23(c)

                     Consent of Columbia Financial Advisors

   We hereby consent to the inclusion in this registration statement on Form
S-4 of our opinion dated September 28, 1998 and to all references to our firm in the registration statement.

                                          COLUMBIA FINANCIAL ADVISORS

                                               /s/ Robert J. Rogowski
                                          By:  __________________________


January 29, 1999